CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We consent to the incorporation by reference in this Registration Statement on Form S-8 to the Choice One Communications, Inc. 401(k) Plan of our report dated May 17, 2000 relating to the consolidated financial statements of US Xchange, LLC incorporated herein by reference.

                                       /s/ BDO Seidman

Grand Rapids, Michigan
October 20, 2000